UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 30, 2018 Strata Skin Sciences, Inc. (the "Company") and a member of the Company's board of directors, Uri Geiger, in his individual capacity (and together with the Company, the "plaintiffs"), filed a complaint seeking an Action for a Declaratory Judgment in the Court of Common Pleas, Montgomery County, Pennsylvania, against Ra Medical Systems, Inc., a Delaware Corporation with a principal place of business at 2070 Las Palmas Drive, Carlsbad, CA 92011.

In the action, the plaintiffs are seeking a declaration that the plaintiffs are not liable to the defendant, Ra Medical Systems, for any reason, including but not limited to claims of tortious interference, defamation, libel, or unfair competition and did not tortuously interfere with defendant, Ra Medical Systems', initial public offering or engage in any other wrongdoing as a result of statements made by Mr. Geiger, about which defendant, Ra Medical Systems, has threatened to sue the Company. The declaratory judgment action also seeks a declaration that neither plaintiff has made an actionable statement to UBS Investment Bank regarding defendant, Ra Medical Systems', potential initial public offering.

A copy of the Action for Declaratory Judgment is submitted herewith as Exhibit 99.1`

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits
Exhibits.

Exhibit Number	Description

99.1	Action For Declaratory Judgment

Exhibit Index	Description

99.1	Action For Declaratory Judgment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: August 30, 2018	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer